UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 12, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                     1-6453             95-2095071
       --------                     ------             ----------
       (State of Incorporation)     (Commission        (I.R.S. Employer
                                    File Number)       Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Act (17 CFR 240.14a-12)

NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
                                                                            ----

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01       Entry into a Material Definitive Agreement                     3

Item 1.02       Termination of Material Definitive Agreement                   3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                              4

Exhibits:


     10.1 Management Contract or Compensatory Plan or Arrangement: Form of Option Grant Agreement under 2005 Executive Officer Equity Plan.

     10.2 Management Contract or Compensatory Plan or Arrangement: Form of Performance Share Unit Award Agreement under 2005 Executive Officer Equity Plan.







Signature                                                                      4

NATIONAL SEMICONDUCTOR CORPORATION

Item 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The stockholders of National Semiconductor Corporation ("National" or the "Company") approved the 2005 Executive Officer Equity Plan ("EOEP") at the Company's annual stockholders meeting held on October 1, 2004. A copy of the EOEP was filed with the SEC with the Company's 2004 Form 10-K. Under SEC rules, the EOEP is considered a material agreement of the Company. On April 12, 2005, the Compensation Committee of the Company's Board of Directors approved the form of the option grant agreement and the form of the performance share unit award agreement to be used in connection with grants of options and performances share units under the EOEP. To date, no awards or grants have been made under the EOEP. A copy of the form of the option grant agreement is attached hereto as
Exhibit 10.1 and a copy of the form of the performance share unit award is attached hereto as Exhibit 10.2.

Item 1.02       TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

National also offers the Director Deferral Plan ("Plan") to its directors. Under SEC rules, the Plan is considered a material agreement of the Company. The Plan allowed directors to defer payment of their director retainer fees until termination of service as a director or a date preselected by the participating director. On April 13, 2005, the Company's Board of Directors terminated the Plan. No directors have ever participated in the Plan.


Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------

Exhibit No.     Description of Exhibit
-----------     ----------------------

10.1            Management  Contract or Compensatory  Plan or Arrangement:
                Form of Option Grant Agreement under 2005 Executive Officer Equity Plan.

10.2            Management Contract or Compensatory Plan or Arrangement:
                Form of Performance Share Unit Award Agreement under 2005 Executive Officer Equity Plan.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL SEMICONDUCTOR CORPORATION



                                     //S// JOHN M. CLARK III
                                     -----------------------
Dated:  April 14, 2005               John M. Clark III
                                     Senior Vice President
                                     Signing on behalf of the registrant

                                                                    Exhibit 10.1

                       National Semiconductor Corporation
              Notice of Grant of Stock Option and Option Agreement


You have been granted a Non-Qualified Stock Option under National Semiconductor Corporation's 2005 Executive Officer Equity Plan.

Option Grant Date:

Option Price:

Number of Shares:

Vesting Schedule:

Plan under which option granted: 2005 Executive Officer Equity Plan

Performance Conditions
(if applicable):

Option Term:

Option Number:

Except in certain instances, vesting on options ceases upon termination of employment. After termination, vested options generally may be exercised within 3 months although certain exceptions apply. Consult the Plan and Prospectus for details.

The option is subject to the terms and conditions of this non-qualified Stock Option Agreement, the additional terms and conditions of the Stock Option Agreement, the Company's 2005 Executive Officer Equity Plan, and the related Prospectus. These documents may be accessed on the intranet at the National
Semiconductor         Corporate         Human         Resources         website,
www-hr.nsc.com/Site_Map/site_map.html. Hard copies are available upon request from Stock Administration, Mail Stop C1-640, 2900 Semiconductor Drive, Santa Clara, CA 95051, stock.administration@nsc.com.

The exercise of a stock option has tax implications. Consult the Prospectus and your tax adviser for details.

PLEASE NOTE: The granting of stock options is solely at the Company's discretion. There is no guarantee that you will be granted options in the future. In addition, the Company is not responsible for and does not guarantee that you will be able to achieve any particular sales price in connection with your stock option exercise.

By agreeing to accept this Agreement, you confirm that you have received copies of and agree to be bound by the terms and conditions of the Plan, Additional Terms of the Stock Option Agreement, and Prospectus. In particular, you should note that by accepting this Agreement, you consent to the collection, use and transfer of personal data about you as described in the Additional Terms of the Stock Option Agreement. This option cannot be exercised unless you have accepted this Agreement.

                 ADDITIONAL TERMS AND CONDITIONS - STOCK OPTIONS
                       2005 EXECUTIVE OFFICER EQUITY PLAN


Rev.  2/05

     1. If performance requirements have been established for the exercisability of the Option, the Option may not be exercised until the Committee certifies in writing that the performance requirements have been satisfied. If no performance requirements have been established for the exercisability of the Option, the Option shall be exercisable in accordance with the Vesting Schedule.

     2. Except as permitted under Section 10.1.1 of the Plan, the Option shall terminate and may not be exercised if the Optionee ceases to be employed by the Company, or any of its subsidiaries, prior to Optionee's completion of six months of continuous employment following the date the Option was granted. If Optionee's employment terminates after such six month period, the Option shall terminate and may not be exercised except as follows:

     (a) If Optionee's continuous employment terminates for any reason other than (i) Retirement, (ii) Disability, or (iii) death, Optionee may exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination at any time within a period of three (3) months following the date of such termination. If Optionee shall die during such three (3) month period without having exercised the Option, the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent or distribution may exercise the Option within a period of one year following Optionee's death but only to the extent the Option was exercisable at the date of Optionee's termination;

     (b)  If Optionee's  continuous  employment is terminated by (i) Retirement,
          (ii) Disability, or (iii) death, any applicable performance conditions shall be waived at the time of termination and the Option may be exercised as provided in the Vesting Schedule (subject to the accelerated vesting provisions of Paragraph 3 hereof) at any time within a period of five (5) years following the date of such termination by Optionee, or in the event of Optionee's death, by the person or persons to whom Optionee's rights under the Option shall pass by will or by the laws of descent or distribution; provided, however, that if Optionee shall become employed by or provide services in any manner to a competitor of the Company or any subsidiary, the Option shall terminate immediately and may not be exercised.

     3. If Optionee has completed at least six months of continuous employment following the date the Option was granted and Optionee's continuous employment is terminated by (i) death; or (ii) Retirement or Disability and Optionee dies within three (3) years following the date of such termination, the Option shall be fully exercisable upon Optionee's death notwithstanding any performance conditions and the installment exercise provisions of the Vesting Schedule.

     4. Nothing contained in Paragraph 2 or Paragraph 3 hereof is intended to extend the stated term of the Option, and in no event may the Option be exercised after the Option Term has expired.

     5. The Option is exercisable, during the lifetime of the Optionee, only by the Optionee. The Option may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution, and shall not be subject to attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of the Option contrary to the provisions hereof and the levy of any attachment or similar process upon the Option shall be null and void and without effect.

     6. In the event there is any change in the shares of the Company through the declaration of stock dividends or a stock split-up, or through any recapitalization resulting in share split-up, or combinations or exchanges of shares, or otherwise, the number of shares subject to the Option and the purchase price of such shares shall be appropriately adjusted by the Committee. No fractional shares shall be issued upon any exercise of the Option.

     7. Subject to the terms and conditions of this Agreement, the Option may be exercised by giving notice to the Company at such location and in such form as that the Company may designate. Such notice shall (i) state the election to exercise the Option and the number of full shares in respect of which it is being exercised, and (ii) be signed by the person or persons so exercising the Option and, in the event the Option is being exercised (pursuant to Paragraph 2 hereof) by any person or persons other than the Optionee, be accompanied by appropriate proof of the right of such person or persons to exercise the Option. Such notice may be in electronic form and shall be accompanied by payment of the full purchase price for such shares, whereupon the Company shall issue and deliver, or cause to be issued and delivered a certificate or certificates, which may be in book entry form, representing such shares as soon as practicable after such notice is received. The purchase price for such shares must be paid in full in cash, or paid in full in Common Stock of the Company held by the Optionee for at least six months or a combination of cash and Common Stock held for at least six months by the Optionee. The payment of all or part of the applicable withholding taxes due upon exercise of an Option, up to the highest marginal rates then in effect, may be made by the withholding of shares otherwise issuable upon exercise of the Option. Option shares withheld in payment of taxes or shares owned by Optionee that are delivered in payment of taxes shall be valued at the opening price of the Company's Common Stock on the New York Stock Exchange on the date of exercise, or if the Exchange is not open or there are no reported sales of the Common Stock on the exercise date, the opening price on the last preceding date for which sales are reported. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the Option. The date of the exercise of the Option will be the date on which the aforesaid notice, properly executed and accompanied as aforesaid, is received by the Company. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable. Until the certificate or certificates have been issued as aforesaid, the person or persons exercising the Option shall possess no rights of a record holder with respect to any of such shares.

     8. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue and sell the shares of stock subject to the Option. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance and sale of its stock to satisfy the Option shall relieve the Company from any liability for failure to issue and sell stock to satisfy the Option pending the time when such authority is obtained or is obtainable.

     9. By entering into this Agreement and accepting the grant of the Option evidenced hereby, Optionee acknowledges that: (i) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time;
(ii) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company and the Committee; (iv) the Optionee's receipt of this Option shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Optionee's employment relationship at any time with or without cause; (v) the Optionee's participation in the Plan is voluntary; (vi) the value of the Option is an extraordinary item of compensation which is outside the scope of the Optionee's employment contract, if any; (vii) the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; (viii) the future value of the underlying shares is unknown and cannot be predicted with certainty; and (ix) if the underlying shares do not increase in value, the Option will have no value.

     10. For Optionees employed at international locations: The Company and/or the Optionee's employer will assess its requirements regarding tax, social insurance and any other payroll tax (Tax-Related Items") withholding and reporting in connection with the Option, including the grant, vesting or exercise of the Option or sale of shares acquired pursuant to such exercise. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of the Company and/or the Optionee's employer in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that the Company and/or the Optionee's employer
(i) makes no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option and the subsequent sale of shares acquired pursuant to such exercise; and (ii) does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee's liability regarding Tax-Related Items. In the event that the Company and/or the Optionee's employer must withhold any Tax-Related Items as a result of the grant, vesting, or exercise of the Option or sale of shares, the Optionee agrees to make arrangements satisfactory to the Company and/or the Optionee's employer to satisfy all withholding requirements. The Optionee authorizes the

Company and/or the Optionee's employer to withhold all applicable Tax-Related Items legally due from the Optionee from his or her wages or other cash compensation paid him or her by the Company and/or the Optionee's employer or from proceeds from the sale of shares.

     11. As a condition of the grant of the Option, the Optionee consents to the collection, use and transfer of personal data as described in this Paragraph 11. The Optionee understands that the Company and its subsidiaries hold certain personal information about the Optionee, including the Optionee's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in the Optionee's favor, for the purpose of managing and administering the Plan ("Data"). The Optionee further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Optionee's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. The Optionee understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. The Optionee authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee's participation in the Plan, including any requisite transfer to a broker or other third party with whom the Optionee may elect to deposit any shares of stock acquired upon exercise of the Option, such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on his or her behalf. The Optionee understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Optionee's ability to exercise or realize benefits from the Option.

     12. Capitalized terms not defined herein or in the Notice of Grant of Stock Option and Agreement shall have the meaning ascribed to them in the Plan. Moreover, as used in this Option Agreement, the following terms shall have the meanings set forth in this Paragraph 12:

     (a) "subsidiary": any corporation in which the Company controls, directly or indirectly, 50% or more of the combined voting power of all classes of stock;

     (b) "continuous employment": the absence of any interruption or termination of employment by the Company or any of its subsidiaries. Employment shall not be considered interrupted in the case of transfers between payroll locations of the Company and/or its subsidiaries, or in the case of sick leave or any other leave of absence approved by the Company.


     13. This Option Agreement shall be governed by the laws of the State of California.

     14. This Option is granted pursuant to the Company's 2005 Executive Officer Equity Plan (the "Plan"), a copy of which is available in electronic form on the

Company's Human Resources website or in hard copy from the Stock Administration department and by reference incorporated herein. In the event of any inconsistency between the terms hereof and the provisions of the Plan, the Plan shall govern.

                                                                    Exhibit 10.2

                       National Semiconductor Corporation
                     Performance Share Unit Award Agreement

     Performance Share Unit targets have been established for you under National Semiconductor Corporation's 2005 Executive Officer Equity Plan.

Target Number of Units:

Performance Conditions:

Performance Period:

Vesting Period:


     The establishment of Performance Share Unit targets is subject to the terms and conditions of this Performance Share Unit Agreement, the additional terms and conditions of the Performance Share Unit Agreement, the Company's 2005 Executive Officer Equity Plan, and the Prospectus for the Plan. These documents may be accessed on the intranet at the National Semiconductor Corporate Human Resources website, www-hr.nsc.com/sit-map/site-map.html. Hard copies are available upon request from Stock Administration, Mail Stop C1-640, 2900 Semiconductor Drive, Santa Clara, CA 95051, Stock.administration@nsc.com.
                                            ----------------------------

     The issuance of stock in payment of a Performance Share Unit award has tax implications. Consult the Prospectus and your tax adviser for details.

     PLEASE NOTE: The granting of Performance Share Unit targets is solely at the Company's discretion. There is no guarantee that you will actually receive shares of common stock in payment of Performance Share Unit awards unless performance is achieved or that you will receive other target awards of Performance Share Units in the future. In addition, the Company is not responsible for and does not guarantee that you will be able to achieve any particular result in connection with your Performance Share Units.

     By accepting the Performance Share Units, you confirm that you have received copies of and agree to be bound by the terms and conditions of the Plan, Additional Terms of the Performance Share Unit Agreement, and Prospectus. In particular, you should note that, you consent to the collection, use and transfer of personal data about you as described in the Additional Terms of the Performance Share Unit Agreement.

                        ADDITIONAL TERMS AND CONDIDITIONS
                             PERFORMANCE SHARE UNITS
                       2005 EXECUTIVE OFFICER EQUITY PLAN

1. Performance requirements have been established for the Performance Share Units. Shares of Common Stock will not be issued until the Committee certifies in writing that the performance requirements have been satisfied. In addition to the performance requirements, any applicable vesting requirements must have been satisfied before any Awards will be paid.

2. A target number of Performance Share Units have been established for each Participant. The target shall constitute the total number of Performance Share Units that may be achieved at a performance level of 100%. In the event a Participant changes positions during the performance period, the Committee has the discretion to adjust the target number of Performance Share Units to reflect the Committee's assessment of the level of responsibilities associated with the Participant's new position.

3. Performance conditions and associated weights will be established by the Committee within ninety (90) days after the start of the performance period, which at a minimum shall be two years. Each performance condition will define the source for scoring and the measurement metric. Performance conditions and their associated weights may change from one performance period to another performance period to reflect the Company's financial, operational and strategic goals.

4. The actual Award amount may vary from the target number of Performance Share Units, depending on actual achievement on performance conditions.

5. Awards will be determined at the end of the performance period if a threshold performance level on the performance conditions of 50% has been achieved. At the time of Award determination, the actual number of Performance Share Units earned will be determined, based on achievement on applicable performance conditions. The Committee must determine the performance level achieved and certify in writing that the performance ratings and other applicable conditions have been satisfied before Awards can be paid. The actual number of Performance Share Units that may be earned by any one Participant for any one performance period may range from 50% to 150% of the established target and may not exceed 375,000. The Committee reserves the right to reduce an Award to reflect a Participant's absence from work during a performance period. Awards will be paid in shares of Common Stock equal to the number of Performance Share Units that has been earned after the Committee has approved the Award and any applicable vesting period thereafter has been satisfied. Any fractional share numbers will be rounded down to the next whole number.

6. Except as permitted under Section 10.1.2 of the Plan, in order to be eligible to receive payment of a Performance Share Unit Award, a Participant must be employed by the Company on the last working day of the performance period and continue to be employed during any applicable vesting period. A Participant whose employment has terminated prior to such date or dates will forfeit an Award, except as provided below:

     (a) If a Participant's continuous employment is terminated during the performance period by Disability, Retirement or death, the Participant will be entitled to receive an Award reflecting the Participant's performance and actual period of full time employment during the performance period.

     (b) If a Participant's continuous employment is terminated by reason of Disability, Retirement or death during the vesting period after Awards have been determined at the end of the performance period, the Participant will be entitled to receive full payment of the Award at the time of termination.

     (c) Unless local law or regulation provides otherwise, payments of Awards made upon termination of employment by death shall be made to the persons to whom the Participant's rights pass by will or the laws of descent or distribution.

     (d) If an Award has been paid early as a result of termination of employment by Retirement and the Participant shall become employed by or provide services in any manner to a competitor of the Company or any subsidiary, the Participant shall repay the Award to the Company.

7. Prior to the actual payment of Awards, Performance Share Units may not be sold, pledged, assigned or transferred in any manner and shall not be subject to attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of the Performance Share Unit contrary to the provisions hereof and the levy of any attachment or similar process upon the Performance Share Unit shall be null and void and without effect.

8. In the event  there is any change in the shares of the  Company  through  the declaration of stock dividends or a stock split-up, or through any recapitalization resulting in share split-up, or combinations or exchanges of shares, or otherwise, the number of Performance Share Units outstanding shall be appropriately adjusted by the Committee. Any fractional share numbers will be rounded down to the next whole number.

9. Taxes due on payment of a Performance Share Unit Award shall be paid through the withholding of shares otherwise issuable upon payment of the Award. At the Participant's option, the Participant may elect to pay the taxes due in (i) cash, (ii) Common Stock of the Company held by the Participant at least six months, or (iii) a combination of cash and Common Stock held by the Participant at least six months. Common Stock used to pay taxes (whether through stock withholding or delivery by the Participant) shall be valued at the opening price of the Company's Common Stock on the New York Stock Exchange on the date of payment or, if the Exchange is not open or there are no reported sales of the Common Stock on the payment date, the opening price on the last preceding date for which sales are reported. The certificate or certificates for the shares issued in payment of a Performance Share Unit, which may be in book entry form, shall be registered in the name of and delivered to the Participant. All shares that shall be delivered in payment of a Performance Share Unit Award shall be fully paid and nonassessable. Until the certificate or certificates have been issued as aforesaid, the Participant shall possess no rights of a record holder with respect to any such shares.

10. The Company will seek to obtain from each regulatory commission or agency having jurisdiction such authority as may be required to issue the shares of stock in payment of Performance Share Unit Awards. Inability of the Company to obtain from any such regulatory commission or agency authority which counsel for the Company deems necessary for the lawful issuance of its stock shall relieve the Company from any liability for failure to issue stock in payment of Performance Share Unit Awards pending the time when such authority is obtained or is obtainable.

11. By accepting the Performance Share Units, Participant acknowledges that: (i) the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time; (ii) the grant of Performance Share Units is a one-time benefit which does not create any contractual or other right to receive future grants of Performance Share Units, or benefits in lieu of Performance Share Units; (iii) all determinations with respect to any such future grants, including, but not limited to, the times when Performance Share Units shall be granted and the number of Performance Share Units, will be at the sole discretion of the Company and the Committee; (iv) the Participant's receipt of this Performance Share Unit shall not create a right to further employment with the Company and shall not interfere with the ability of the Company to terminate the Participant's employment relationship at any time with or without cause; (v) the Participant's participation in the Plan is voluntary; (vi) the value of the Performance Share Unit is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; (vii) the
Performance Share Unit is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (viii) the future value of the underlying shares is unknown and cannot be predicted with certainty.

12. For Participants employed at international locations: The Company and/or the Participant's employer will assess its requirements regarding tax, social insurance and any other payroll tax (Tax-Related Items") withholding and reporting in connection with the Performance Share Unit. These requirements may change from time to time as laws or interpretations change. Regardless of the actions of the Company and/or the Participant's employer in this regard, the Participant hereby acknowledges and agrees that the ultimate liability for any and all Tax-Related Items is and remains his or her responsibility and liability and that the Company and/or the Participant's employer (i) makes no representations nor undertakings regarding treatment of any Tax-Related Items in connection with any aspect of the grant of Performance Share Units; and (ii) does not commit to structure the terms of the grant or any aspect of the Performance Share Unit to reduce or eliminate the Participant's liability regarding Tax-Related Items. In the event that the Company and/or the Participant's employer must withhold any Tax-Related Items as a result of the Performance Share Unit, the Participant agrees to make arrangements satisfactory to the Company and/or the Participant's employer to satisfy all withholding requirements. The Participant authorizes the Company and/or the Participant's employer to withhold all applicable Tax-Related Items legally due from the Participant from his or her wages or other cash compensation paid him or her by the Company and/or the Participant's employer.

13. As a condition of the grant of the Performance Share Unit, the Participant consents to the collection, use and transfer of personal data as described in this Paragraph 13. The Participant understands that the Company and its subsidiaries hold certain personal information about the Participant, including the Participant's name, home address and telephone number, date of birth, social security number or identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all Performance Share Units or any other entitlement to shares of stock awarded, cancelled, exercised, vested, unvested or outstanding in the Participant's favor, for the purpose of managing and administering the Plan ("Data"). The Participant further understands that the Company and/or its subsidiaries will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Participant's participation in the Plan, and that the Company and/or any of its subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. The Participant understands that these recipients may be located in the European Economic Area, or elsewhere, such as the United States. The Participant authorizes them to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant's participation in the Plan, including any requisite transfer to a broker or other third party with whom the Participant may elect to deposit any shares of stock acquired upon payment of a Performance Share Unit, such Data as may be required for the administration of the Plan and/or the subsequent holding of shares of stock on his or her behalf. The Participant understands that he or she may, at any time, view Data, require any necessary amendments to it or withdraw the consents herein in writing by contacting his or her local Human Resources representative. Withdrawal of consent may, however, affect Participant's ability to exercise or realize benefits from the Performance Share Unit.

14. Capitalized Terms not defined herein or in the Notice of Grant of Performance Share Unit and Agreement shall have the meaning ascribed to them in the Plan. Moreover, as used in this Agreement, the following specific terms shall have the meanings set forth in this Paragraph 14:

     (c) "subsidiary": any corporation in which the Company controls, directly or indirectly, 50% or more of the combined voting power of all classes of stock;

     (d) "continuous employment": the absence of any interruption or termination of employment by the Company or any of its subsidiaries. Employment shall not be considered interrupted in the case of transfers between payroll locations of the Company and/or its subsidiaries, or in the case of sick leave or any other leave of absence approved by the Company;

15. This Agreement shall be governed by the laws of the State of California.

16. Performance Share Units are granted pursuant to the Company's 2005 Executive Officer Equity Plan (the "Plan"), a copy of which is available in electronic form on the Company's Human Resources website or in hard copy from the Stock Administration department and by reference incorporated herein. In the event of any inconsistency between the terms hereof and the provisions of the Plan, the Plan shall govern.